UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On January 21, 2015, WellCare Health Plans, Inc. (the “Company”) received from the State of Florida’s Agency for Health Care Administration (“AHCA”) the following executed amendments:

•	Amendment No. 9 (“Amendment 9”) to Contract No. FA971 (“Contract FA971”) between AHCA and WellCare of Florida, Inc., a wholly-owned subsidiary of the Company (“WellCare of Florida”); and

•	Amendment No. 7 (“Amendment 7”) to Contract No. FA972 (“Contract FA972”) between AHCA and WellCare of Florida.
Contract FA971 governs WellCare of Florida’s Medicaid business that it operated under the name Staywell Health Plan of Florida before the State of Florida launched its Statewide Managed Medical Assistance (“MMA”) program. Contract FA972 governs WellCare of Florida’s Medicaid business that it operated under the name HealthEase prior to the launch of the MMA program.
These amendments terminate Contract FA971 and Contract FA972 effective as of January 31, 2015. This is prior to their original expiration date of August 31, 2015. The Company anticipated these early terminations in connection with the launch of the MMA program. WellCare of Florida participates in the MMA program in eight of the State’s 11 Medicaid regions.
In addition to terminating Contract FA971 and Contract FA972, the amendments set forth various dates for final reporting and “runout” services under those contracts. Although Amendment 9 also contains an amended rate schedule, the rates for the programs in which WellCare of Florida participates were not revised.
The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Contract FA971, Amendment 9, Contract FA972 or Amendment 7. The above description is qualified in its entirety by reference to Amendment 9 and Amendment 7, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
The information set forth above under Item 1.01 is incorporated in this Item 1.02 by reference. WellCare of Florida will not incur early termination penalties with respect to the termination of Contract FA971 and Contract FA972.
Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 9 to Contract No. FA971 between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida
10.2	Amendment No. 7 to Contract No. FA972 between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a HealthEase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2015	WELLCARE HEALTH PLANS, INC. /s/ Blair W. Todt
Blair W. Todt
Senior Vice President, Chief Legal and Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 9 to Contract No. FA971 between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida
10.2	Amendment No. 7 to Contract No. FA972 between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a HealthEase